SECOND QUARTER 2020 EARNINGS SUPPLEMENTAL JULY 30, 2020 Strategic Plan Update Board of Directors Meeting| Q1 2020

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking Forward-looking statements discuss the Company's current expectations and projections relating to its financial position, results of operations, plans, objectives, statements, within the meaning of the Private future performance and business. You can identify forward-looking statements by the Securities Litigation Reform Act of 1995, which are fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," subject to known and unknown risks, uncertainties "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," and other important factors that may cause actual "would," "will," "should," "can," "can have," "likely," the negatives thereof and other results to be materially different. similar expressions. All forward-looking statements are expressly qualified in their entirety by these All statements other than statements of historical fact included in this cautionary statements. You should evaluate all forward-looking statements made presentation are forward-looking statements, including, but not limited to, in this presentation in the context of the risks and uncertainties disclosed in expected financial outlook for fiscal 2020, expected operating performance for the Company’s Annual Report on Form 10-K for the fiscal year ended December fiscal 2020, expected Shack construction and openings, expected same-Shack 25, 2019, and the Quarterly Reports on Forms 10-Q for the periods ended March 25 sales growth and trends in Shake Shack Inc.’s (the "Company's") and June 24, 2020 as filed with the Securities and Exchange Commission ("SEC"). All operations including statements relating to the effects of COVID-19 and the of the Company's SEC filings are available online at www.sec.gov, Company’s mitigation efforts. www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Strategic Plan Update Board of Directors Meeting| Q1 2020 2

COMMITMENT TO LOOK AFTER OUR TEAM, GUESTS AND COMMUNITIES SUPPORTING SHACK TEAMS: • Enhanced safety procedures to protect the health of all Shack teams • 10% premium pay to all hourly team members continues into third quarter • Guaranteed bonuses for Shack managers also continues into third quarter • 100% health benefits paid for furloughed team members • Combination of premium pay, guaranteed bonuses and scheduling related premiums in Q2 resulted in $2.4M incremental payroll costs SUPPORTING SHACK GUESTS: • Safety and adherence to CDC regulations top priority across all locations • All orders packaged in sealed bags with additional internal packaging for security • In-Shack dining capacities limited to support social distancing SUPPORTING SHACK COMMUNITIES: • $100k donation made to the Equal Justice Initiative • Continue to provide free meals to healthcare workers across the globe • Collective $75k pledge with partners to The Fresh Air Fund 3

Q2 2020 FINANCIAL HIGHLIGHTS -49% YoY $91.8M $123.8M Decrease in Total revenue Shack system-wide sales2 same-Shack sales1 -40% YoY -45% YoY -$8.8M 5 $1.9M Adjusted EBITDA3 New domestic Shack-level operating profit4 -134% YoY company-operated and licensed 2.2% of Shack sales Shacks opened in Q2 1. "Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative 2019 period was also adjusted. 2. “Shack system-wide sales” is an operating measure and consists of sales from the Company's domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks. 3. “Adjusted EBITDA,” a non-GAAP measure, a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, deferred lease costs, impairment and loss on disposal of assets, amortization of cloud-based software implementation assets, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. See appendix for definition and reconciliation to most comparable GAAP measure. 4. "Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses. See appendix for definition and reconciliation to most comparable GAAP measure. Strategic Plan Update Board of Directors Meeting| Q1 2020 4

BUSINESS HIGHLIGHTS Total digital sales more than Average weekly sales in The company has opened doubled in Q2 versus Q1; Q2 sales fiscal July increased more 9 company-operated Shacks in company digital channels (web than 2.3x the lowest weekly and 11 net licensed Shacks and app combined) tripled versus levels in fiscal March so far in 20202 the same quarter last year Total Revenue (TTM) System-wide Sales1 (TTM) System-wide Shack Count Cash Flow from Operations (TTM) $544 Million $819 Million 292 as of quarter end $72 Million $595 $544 292 $90 $895 $819 275 $85 $72 $459 $71 $672 208 $359 $532 159 $54 $268 $403 114 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 TTM TTM TTM 1. “Shack system-wide sales” is an operating measure and consists of sales from the Company's domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks. 2. Number of Shacks open as of 7/30/2020. Strategic Plan Update Note: CAGR for total revenue, system-wide sales , system-wide Shack count and cash flow from operations, is the compounded annual growth rate between 2015 and the end of 2019. Board of Directors Meeting| Q1 2020 5

FISCAL JULY 2020 SNAPSHOT -39% YoY +2.3X +2.3X Decrease in Increase of licensed weekly sales2 Increase of average weekly sales same-Shack sales1 compared to fiscal April versus lowest AWS point in fiscal March +800K +90% First time app & web purchasers Of digital sales3 retained from peak since early March. Nearly 4x level reached in fiscal May compared to same period last year 1. "Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative 2019 period was also adjusted. 2. Weekly licensed sales is an operating measure and consists of sales from domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees. Strategic Plan Update 3. Digital sales includes sales made through the Shake Shack Mobile Application, Shake Shack Website, and Delivery Partners. Does not include sales through Kiosks that are located inside Shacks. Board of Directors Meeting| Q1 2020 6

AVERAGE WEEKLY SALES INCREASED TO 2.3X COVID-19 LOW POINT Average weekly sales1 continue to improve sequentially since fiscal April and have returned to levels consistent with fiscal March as digital sales remain strong and in-Shack ordering gradually resumes Average weekly sales (39%) same- Total year-over-year Shack (11%) Shack sales, sales growth (decline) excluding the Same-Shack sales % impact of protests (23%) Represents lowest (29%) AWS of $24K during (32%) (32%) week ended 3/25 (39%) (42%) (42%) (56%) (64%) $56K $32K $50K $52K $56K AWS Fiscal March Fiscal April Fiscal May Fiscal June Fiscal July 2020 2020 2020 2020 2020 Period over Period AWS Growth (43%) 56% 4% 8% Strategic Plan Update 1. "Average Weekly Sales" is calculated by dividing total Shack sales by the number of operating weeks for all Shacks in operation during the period. For Shacks that are not open for 7 the entire period, fractional adjustments are made to the number of operating weeks open such that it corresponds to the period of associated sales Board of Directors Meeting| Q1 2020

OVER 90% OF DIGITAL SALES RETAINED AS IN-SHACK SALES GRADUALLY RETURN1 Q2 2020 digital sales2 more than doubled compared to Q1 2020; native channels (app and web) sales more than tripled compared to the same period last year Digital sales made up 75% of In-Shack Sales $ Q2 total Shack sales Digital Sales $ 81% 68% 62% % Indicates digital 78% mix of sales 23% Fiscal March Fiscal April Fiscal May Fiscal June Fiscal July 2020 2020 2020 2020 2020 1. Measures fiscal July digital sales levels relative to fiscal May levels Strategic Plan Update 2. Digital sales includes sales made through the Shake Shack Mobile Application, Shake Shack Website, and Delivery Partners. Does not include sales through Kiosks that are located inside Shacks. Board of Directors Meeting| Q1 2020 8

ACCELERATED DIGITAL INVESTMENT LAYS THE FOUNDATION FOR ENHANCED GUEST EXPERIENCE • Acquired over 800,000 first time purchasers via app and web channels since early March; nearly four times higher than the same period last year • Curbside pickup pilot tests in 10 Shacks seeing strong adoption with no promotion; rollout targeted for approximately 50 Shacks by the end of the third quarter • Additional app enhancements in development and planned to launch in next 6-12 months, including delivery through the app and additional pickup and payment functionality • Improved marketing technology to optimize conversion through stronger segmentation and delivery of more targeted communications to guests Strategic Plan Update Board of Directors Meeting| Q1 2020 9

Q2 SAME-SHACK SALES: NYC, PARTICULARLY MANHATTAN, HAD OUTSIZED IMPACT ON OVERALL PERFORMANCE SECOND QUARTER 2020 VS PRIOR YEAR NYC (including Manhattan) -64% Manhattan -69% Northeast -41% Southeast -41% -47% Midwest Prior Year Same-Shack Sales $ Current Year Same-Shack Sales $ West -45% 1. The regions of domestic company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, RI, Strategic Plan Update VA; Southeast, which represents AL, FL, GA, LA, NC, TN, TX; Midwest, which represents IL, KS, KY, MI, MN, MO, OH, WI; and West, which represents AZ, CA, CO, NV, UT,Board WA. of Directors Meeting| Q1 2020 10

FISCAL JULY SAME- SHACK SALES: ALL REGIONS IMPROVED YET NYC, DRIVEN BY MANHATTAN, CONTINUED TO LAG REST OF THE BUSINESS FISCAL JULY 2020 VS PRIOR YEAR NYC (including Manhattan) -56% Manhattan -65% Northeast -25% Southeast -36% -42% Midwest Prior Year Same-Shack Sales $ Current Year Same-Shack Sales $ West -37% 1. The regions of domestic company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, RI, Strategic Plan Update VA; Southeast, which represents AL, FL, GA, LA, NC, TN, TX; Midwest, which represents IL, KS, KY, MI, MN, MO, OH, WI; and West, which represents AZ, CA, CO, NV, UT,Board WA. of Directors Meeting| Q1 2020 11

SUBURBAN LOCATIONS OUTPERFORMING URBAN AND RECOVERING FASTER Urban footprint impacting overall performance given significant impact of COVID-19 on dense office, tourist, and high-traffic locations. Urban Shacks make up half of the units in comp base but ~60% of comp base sales pre-COVID-19 SECOND QUARTER 2020 VS PRIOR YEAR FISCAL JULY 2020 VS PRIOR YEAR Urban Shacks Urban Shacks -57% -50% Suburban Shacks Suburban Shacks -38% -24% Prior Year Same-Shack Sales $ Current Year Same-Shack Sales $ Strategic Plan Update Board of Directors Meeting| Q1 2020 12 Note: Urban refers to a Shack that is located in a very densely populated city area. These locations tend to be very walkable, close to lots of traffic, shopping, tourism and/or office buildings. Suburban is any Shack that’s not classified as Urban.

WEEKLY LICENSED SHACK SALES INCREASED TO 2.3X OF COVID-19 LOW POINT Weekly Licensed Sales 13% Total year-over-year Licensed sales growth (decline) (32%) (47%) (58%) (65%) Weekly Licensed $4.6M $2.0M $2.4M $4.6M Sales $3.5M Number of 96 56 91 Shacks Open 59 98 Fiscal March Fiscal April Fiscal May Fiscal June Fiscal July 2020 2020 2020 2020 2020 1 Weekly licensed sales is an operating measure and consists of sales from domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed ShacksStrategic as revenue. Plan Of theseUpdate amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territoryBoard fees andof openingDirectors fees. Meeting| Q1 2020 13

OVER 80% OF LICENSED SHACKS CURRENTLY OPEN Domestic licensed Shacks remain heavily affected by COVID-19 impact on airports, stadiums and travel plazas Licensed Shacks Temporarily Closed Nearly all of Asia has now reopened Licensed Shacks Open 4 aside from one airport location in Korea; Hong Kong is now facing recent closures subject to city ordinances 1 UK Shacks are progressively opening 42 with seven open compared to one at the beginning of May 13 29 5 The Middle East and Turkey, one of 11 8 7 the largest regions internationally, is 3 slowly reopening in modified takeout/ 1 2 3 4 5 6 delivery formats Domestic US Japan, Korea, Middle East Mainland China (Airports, Mexico Singapore, United Kingdom Stadiums, Travel and Turkey and Hong Kong Philippines Domestically, eight of 14 Plaza) airports/roadside locations remain closed, in addition to the majority of Total stadium/event venues; Los Angeles Licensed 21 3 46 11 30 12 airport Shack was permanently closed Shacks subsequent to the second quarter due to terminal construction Strategic Plan Update Note: Number of Shacks Open as of 7/30/2020. Board of Directors Meeting| Q1 2020 14

2020 DOMESTIC DEVELOPMENT RESTARTING AFTER PAUSE DUE TO COVID-19 Domestic company-operated Shacks (At Fiscal Year End) 178-183 163 124 90 Expecting to open 15 to 20 total new company-operated Shacks 64 in 2020 as construction and development restarts; COVID-19 44 effectively cut 2020 development plan in half from earlier guidance Shacks are opening with strong levels of sales. Average weekly 2015 2016 2017 2018 2019 2020E sales for the five most recently opened Shacks were nearly 40% above current company average in fiscal July Strategic Plan Update Note: CAGR company-operated Shack count is the compounded annual growth rate between 2015 and the end of 2019. Board of Directors Meeting| Q1 2020 15

“SHACK TRACK” ADDITIONS PLANNED FOR AT LEAST EIGHT EXISTING SHACKS IN 2020 The “Shack Track” experience is an enhanced digital order and pickup solution that includes the ability to order via app or web and pick up via drive-up window, curbside, walk-up window, or in-Shack pickup shelves Drive-up windows will allow guests The launch of curbside pickup for Walk-up windows will allow to collect app or web pre-orders from app orders now allows guests to guests to pick up pre-orders a designated window without leaving pre-order on the app and have it without stepping in-Shack, their vehicle brought out to their car for improving the pickup experience contactless pay and hand-off for app, web, delivery orders Strategic Plan Update 16 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized Board of Directors Meeting| Q1 2020

LAUNCHING NEW DRIVE-THRU EXPERIENCE IN 2021; PLAN TO ACTIVELY TARGET ADDITIONAL SITES Goal is to increase the addressable market opportunity for Shake Shack, while driving strong AUVs and investment returns Design will retain the experience of the great community gathering place that has led the brand for 16 years, while adding the convenience of pre-order “Shack Track” pickup or in-person drive-thru ordering Strategic Plan Update 17 Board of Directors Meeting| Q1 2020 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized 17

DRIVE-THRU DESIGN MAINTAINS EXPERIENCE OF COMMUNITY GATHERING PLACE Opportunistically looking to test drive-thru locations in suburban high-traffic areas Experience meets convenience however guests want their Shack Strategic Plan Update Note: Renderings for illustration purposes only. Actual Shack 18 designs expected to evolve as sites are finalized Board of Directors Meeting| Q1 2020

FINANCIAL DETAILS Strategic Plan Update Board of Directors Meeting| Q1 2020

DEFINITIONS “Adjusted EBITDA,” a non-GAAP measure”, is defined as EBITDA (as defined below), "Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less excluding equity-based compensation expense, deferred lease costs, impairment and loss Shack-level operating expenses including food and paper costs, labor and related expenses, on disposal of assets, amortization of cloud-based software implementation assets, as well other operating expenses and occupancy and related expenses. as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related “Adjusted EBITDA margin,” a non-GAAP measure, is defined as net income (loss) before expenses, other operating expenses and occupancy and related expenses as a percentage of net interest, taxes, depreciation and amortization, which also excludes equity-based Shack sales. compensation expense, deferred lease costs, impairment and loss on disposal of assets, amortization of cloud-based software implementation assets, as well as certain non- "Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack- recurring and other items that the Company does not believe directly reflect its core branded merchandise at domestic company-operated Shacks and excludes sales from operations, as a percentage of revenue. licensed Shacks. "Same-Shack Sales" represents Shack sales for the comparable Shack base, which is “Shack system-wide sales” is an operating measure and consists of sales from domestic defined as the number of domestic company-operated Shacks open for 24 full fiscal months company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The or longer. For days that Shacks were temporarily closed, the comparative 2019 period was Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, also adjusted. revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as “Licensed weekly sales” is calculated by dividing the total sales for the period for all well as certain up-front fees such as territory fees and opening fees. licensed Shacks by the number of weeks in the period. “EBITDA,” a non-GAAP measure, is defined as net income (loss) before interest expense (net of interest income), income tax expense, and depreciation and amortization expense. Strategic Plan Update Board of Directors Meeting| Q1 2020 20

INCOME STATEMENT Thirteen Weeks Ended Twenty-Seven Weeks Ended June 24, 2020 June 26, 2019 June 24, 2020 June 26, 2019 Shack sales $ 89,519 97.5% $ 147,876 96.8% $ 227,567 96.9% $ 276,445 96.9% Licensing revenue 2,267 2.5% 4,837 3.2% 7,389 3.1% 8,877 3.1% TOTAL REVENUE 91,786 100.0% 152,713 100.0% 234,956 100.0% 285,322 100.0% Shack-level operating expenses(1): Food and paper costs 30,027 33.5% 42,899 29.0% 69,591 30.6% 80,890 29.3% Labor and related expenses 30,933 34.6% 40,197 27.2% 72,699 31.9% 77,290 28.0% Other operating expenses 14,304 16.0% 16,755 11.3% 32,083 14.1% 32,323 11.7% Occupancy and related expenses 12,323 13.8% 11,873 8.0% 24,881 10.9% 22,772 8.2% General and administrative expenses 14,017 15.3% 15,393 10.1% 30,208 12.9% 29,330 10.3% Depreciation expense 12,089 13.2% 9,799 6.4% 23,857 10.2% 18,765 6.6% Pre-opening costs 1,734 1.9% 3,549 2.3% 3,977 1.7% 6,191 2.2% Impairment and loss on disposal of property and equipment 434 0.5% 377 0.2% 2,522 1.1% 728 0.3% TOTAL EXPENSES 115,861 126.2% 140,842 92.2% 259,818 110.6% 268,289 94.0% OPERATING INCOME (LOSS) (24,075) -26.2% 11,871 7.8% (24,862) -10.6% 17,033 6.0% Other income, net 394 0.4% 447 0.3% 301 0.1% 1,011 0.4% Interest expense (442) -0.5% (97) -0.1% (554) -0.2% (169) -0.1% INCOME (LOSS) BEFORE INCOME TAXES (24,123) -26.3% 12,221 8.0% (25,115) -10.7% 17,875 6.3% Income tax expense (benefit) (6,092) -6.6% 1,050 0.7% (6,005) -2.6% 3,097 1.1% NET INCOME (LOSS) (18,031) -19.6% 11,171 7.3% (19,110) -8.1% 14,778 5.2% Less: net income (loss) attributable to non-controlling interests (1,820) -2.0% 2,141 1.4% (1,939) -0.8% 3,202 1.1% NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC. $ (16,211) -17.7% $ 9,030 5.9% $ (17,171) -7.3% $ 11,576 4.1% Earnings (loss) per share of Class A common stock: Basic ($0.43) $0.30 ($0.48) $0.39 Diluted ($0.43) $0.29 ($0.48) $0.38 Weighted-average shares of Class A common stock outstanding: Basic 37,309 30,122 35,876 29,842 Diluted 37,309 31,015 35,876 30,703 (1) As a percentage of Shack sales. Strategic Plan Update Board of Directors Meeting| Q1 2020 21

SHACK-LEVEL OPERATING PROFIT DEFINITIONS Shack-Level Operating Profit Limitations of the Usefulness of this Measure Shack-level operating profit is defined as Shack sales less Shack-level operating Shack-level operating profit and Shack-level operating profit margin may differ from expenses, including food and paper costs, labor and related expenses, other similarly titled measures used by other companies due to different methods of operating expenses and occupancy and related expenses. calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level How This Measure Is Useful operating profit excludes certain costs, such as general and administrative expenses When used in conjunction with GAAP financial measures, Shack-level operating profit and pre-opening costs, which are considered normal, recurring cash operating expenses and Shack-level operating profit margin are supplemental measures of operating and are essential to support the operation and development of the Company's Shacks. performance that the Company believes are useful measures to evaluate the Therefore, this measure may not provide a complete understanding of the Company's performance and profitability of its Shacks. Additionally, Shack-level operating profit operating results as a whole and Shack-level operating profit and Shack-level operating and Shack-level operating profit margin are key metrics used internally by profit margin should be reviewed in conjunction with the Company’s GAAP financial management to develop internal budgets and forecasts, as well as assess the results. A reconciliation of Shack-level operating profit to operating income, the most performance of its Shacks relative to budget and against prior periods. It is also used directly comparable GAAP financial measure, is set forth on next slide. to evaluate employee compensation as it serves as a metric in certain performance- based employee bonus arrangements. The Company believes presentation of Shack- level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making. Strategic Plan Update Board of Directors Meeting| Q1 2020 22

SHACK-LEVEL OPERATING PROFIT Thirteen Weeks Ended Twenty-Six Weeks Ended (dollar amount in thousands) June 24, 2020 June 26, 2019 June 24, 2020 June 26, 2019 Operating income (loss) $ (24,075) $ 11,871 $ (24,862) $ 17,033 Less: Licensing revenue 2,267 4,837 7,389 8,877 Add: General and administrative expenses 14,017 15,393 30,208 29,330 Depreciation expense 12,089 9,799 23,857 18,765 Pre-opening costs 1,734 3,549 3,977 6,191 Impairment and loss on disposal of property and equipment 434 377 2,522 728 Shack-level operating profit $ 1,932 $ 36,152 $ 28,313 $ 63,170 Total revenue $ 91,786 $ 152,713 $ 234,956 $ 285,322 Less: licensing revenue 2,267 4,837 7,389 8,877 Shack sales $ 89,519 $ 147,876 $ 227,567 $ 276,445 Shack-level operating profit margin 2.2% 24.4% 12.4% 22.9% Strategic Plan Update Board of Directors Meeting| Q1 2020 23

ADJUSTED EBITDA DEFINITIONS EBITDA and Adjusted EBITDA Limitations of the Usefulness of These Measures EBITDA is defined as net income (loss) before interest expense (net of interest EBITDA and adjusted EBITDA may differ from similarly titled measures used by income), income tax expense and depreciation and amortization expense. other companies due to different methods of calculation. Presentation of EBITDA Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity- and adjusted EBITDA is not intended to be considered in isolation or as a based compensation expense, deferred lease cost, impairment and loss on substitute for, or superior to, the financial information prepared and presented in disposal of assets, amortization of cloud-based software implementation costs, as accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal well as certain non-recurring items that the Company does not believe directly recurring expenses. Therefore, these measures may not provide a complete reflect its core operations and may not be indicative of the Company's recurring understanding of the Company's performance and should be reviewed in business operations. conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth on next slide. How These Measures Are Useful When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance. Strategic Plan Update Board of Directors Meeting| Q1 2020 24

ADJUSTED EBITDA Thirteen Weeks Ended Twenty-Six Weeks Ended (dollar amounts in thousands) June 24, 2020 June 26, 2019 June 24, 2020 June 26, 2019 Net income (loss) $ (18,031) $ 11,171 $ (19,110) $ 14,778 (1) Represents amortization of capitalized implementation costs related to Depreciation expense 12,089 9,799 23,857 18,765 cloud-based software arrangements that are included within general Interest expense, net 442 97 554 169 and administrative expenses. Income tax expense (6,092) 1,050 (6,005) 3,097 (2) Reflects the extent to which lease expense is greater than or less EBITDA (11,592) 22,117 (704) 36,809 than contractual fixed base rent. (3) For the twenty-six weeks ended June 24, 2020, this amount includes a non-cash impairment charge of $1.1 million related to one Equity-based compensation 1,419 2,235 2,719 3,955 Shack. (1) Amortization of cloud-based software implementation costs 368 — 628 — (4) Represents fees paid in connection with the search and hiring of Deferred lease costs(2) 479 715 149 1,300 certain executive and key management positions. (3) (5) Represents consulting and advisory fees related to the Company's Impairment and loss on disposal of property and equipment 434 377 2,522 728 enterprise-wide system upgrade initiative called Project Concrete. Other income related to adjustment of liabilities under tax receivable agreement — — — (14) (6) Represents costs associated with establishing the Company's first Executive transition costs(4) 34 88 68 126 international office in Hong Kong. Project Concrete(5) 24 213 (237) 685 (7) Represents incremental expenses incurred related to an inventory adjustment and certain employee-related expenses. (6) Hong Kong Office — 171 — 171 (8) Calculated as a percentage of total revenue, which was $91,786 Other(7) — — 285 — and $234,956 for the thirteen and twenty-six weeks ended June 24, Adjusted EBITDA $ (8,834) $ 25,916 $ 5,430 $ 43,760 2020, respectively, and $152,713 and $285,322 for the thirteen and twenty-six weeks ended June 26, 2019, respectively. Adjusted EBITDA margin(8) (9.6)% 17.0% 2.3% 15.3% Strategic Plan Update Board of Directors Meeting| Q1 2020 25

CARES ACT AND TAX IMPACT During the fiscal second quarter, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was enacted, which provides for a number of favorable tax provisions, among other stimulus measures Technical Correction of Qualified Significant Cash Tax Savings Expected Improvement Property (“QIP”) • Allows for the immediate full expensing of certain costs • The Company expects to benefit from the technical associated with improving facilities. correction of QIP, with resulting taxable losses in the future, commensurate with expected future capital • Includes the majority of the Company’s leasehold expenditures. improvement costs, which previously had a 39-year tax depreciable life. • No tax receivable agreement (“TRA”) payments are expected for the remainder of the year. • Retroactive effect through December 2017. Strategic Plan Update 26 Board of Directors Meeting| Q1 2020

2020 ADJUSTED PRO FORMA EFFECTIVE TAX RATE Thirteed Weeks Ended Twenty Six Weeks Ended June 24, 2020 June 24, 2020 Income Tax Income Before Effective Tax Income Tax Income Before Effective (Dollar amounts in thousands) Expense Income Taxes Rate Expense Income Taxes Tax Rate As reported $ (6,092) $ (24,123) 25.3% $ (6,005) $ (25,115) 23.9% Non-GAAP adjustments (before tax): Executive transition costs 34 68 Project Concrete 24 (237) COVID-19 related expenses 285 Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests 286 (1,533) Adjusted pro forma $ (5,806) $ (24,065) 24.1% $ (7,538) $ (24,999) 30.2% Less: Net tax impact from stock-based compensation (876) 593 Adjusted pro forma (excluding windfall tax benefits) $ (6,682) $ (24,065) 27.8% $ (6,945) $ (24,999) 27.8% Strategic Plan Update Board of Directors Meeting| Q1 2020 27

2019 ADJUSTED PRO FORMA EFFECTIVE TAX RATE Thirteen Weeks Ended Twenty-Six Weeks Ended June 26, 2019 June 26, 2019 Income Tax Income Before Effective Tax Income Tax Income Before Effective Tax (Dollar amounts in thousands) Expense Income Taxes Rate Expense Income Taxes Rate As reported $ 1,050 $ 12,221 8.6% $ 3,097 $ 17,875 17.3% Non-GAAP adjustments (before tax): Executive transition costs 88 126 Project Concrete 213 685 Hong Kong Office 171 171 Other income related to the adjustment of liaibilities under tax receivable agreement (14) Tax effect of change in basis related to the adoption of ASC 842 (1,161) Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests 1,397 1,712 Adjusted pro forma $ 2,447 $ 12,693 19.3% $ 3,648 $ 18,843 19.4% Less: Net tax impact from stock-based compensation 958 1,417 Adjusted pro forma (excluding windfall tax benefits) $ 3,405 $ 12,693 26.8% $ 5,065 $ 18,843 26.9% Strategic Plan Update Board of Directors Meeting| Q1 2020 28

CONTACT INFORMATION INVESTOR CONTACT Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com MEDIA CONTACT Kristyn Clark, Shake Shack 646-747-8776 kclark@shakeshack.com Strategic Plan Update Board of Directors Meeting| Q1 2020 29